SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934


Filed by the Registrant                         /X/

Filed by a Party other than the Registrant      /  /

Check the appropriate box:

/X/   Preliminary Proxy Statement

/  /  Confidential, for Use of the Commission Only (as permitted by Rule
      14a-6(e)(2))

/  /  Definitive Proxy Statement

/  /  Definitive Additional Materials

/  /  Soliciting Material under Rule 14a-12


                                 INVESTEC FUNDS
                                 --------------
                (Name of Registrant as Specified In Its Charter)

                                ----------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                                 INVESTEC FUNDS
                        [1055 Washington Blvd, 3rd Floor
                          Stamford, Connecticut 06901]


                                                          [        ], 2003

Dear Shareholder:

      You are invited to attend a Special Meeting of Shareholders of Investec Funds (the "Trust") to be held at ___________ at __________ p.m. (Eastern time) on April ___, 2003.

      At this meeting, shareholders of the Investec Wired(R) Index Fund ("Wired Fund"), Investec China & Hong Kong Fund ("China & Hong Kong Fund") and Investec Asia Focus Fund ("Asia Focus Fund") (collectively, the "Funds") are being asked to consider approval of a new investment advisory agreement between Guinness Atkinson Asset Management, LLC ("Guinness Atkinson") and the Trust. Shareholders of the Wired Fund are also being asked to consider a proposal to amend the Wired Fund's fundamental investment objective to permit the Fund to invest in companies that the Adviser believes are positioned to benefit from: advances in technology; advances in communications; globalism; or innovative management. If shareholders of the Wired Fund approve the proposed change of investment objective, the Fund will be actively managed and no longer operate as an index fund. Subject to approval of the proposals by shareholders of the Funds, the Trust will change its name from "Investec Funds" to the "Guinness Atkinson Funds;" the Wired Fund will change its name to "Guinness Atkinson Global Innovators Fund;" and each of the China & Hong Kong Fund and Asia Focus Fund will assume the identity of the Funds' new Adviser (Guinness Atkinson) in place of the name "Investec."

      Prior to taking this action, the Board of Trustees of the Trust was advised by Investec Asset Management U.S., Limited, the Funds' current Adviser, that Investec's revised business plan was no longer consistent with its role as Adviser to the U.S.-based Funds. In seeking alternative arrangements for the advisory role, the Board of Trustees of the Trust has unanimously recommended Guinness Atkinson for its endorsement as successor Adviser to the Funds.

      Because the proposal to approve a new investment advisory agreement affects each Fund and because much of the information to be included in the proxy materials for each Fund is substantially identical, we believe it is more efficient and cost-effective to prepare a single, "combined" Proxy Statement for use by shareholders of all the Funds. If you are a shareholder of more than one Fund, you will receive, in separate mailings, a combined Proxy Statement and proxy card for each of your Funds.

      Remember, your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, [ ], reminding you to vote your shares. Proxies may be voted by telephone by calling [ at ] between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). If you prefer, you can fax the proxy card to [ , Attn:
Proxy Department, at .] We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

      If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, [ at ] who will be pleased to assist you.

      IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Sincerely,


Royce Brennan
President

                          INVESTEC WIRED(R) INDEX FUND
                         INVESTEC CHINA & HONG KONG FUND
                            INVESTEC ASIA FOCUS FUND
                        [1055 Washington Blvd, 3rd Floor
                          Stamford, Connecticut 06901]
                                 (800) 915-6565

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                  TO BE HELD ON

                                  [    ], 2003

      Investec Wired(R) Index Fund ("Wired Fund"), Investec China & Hong Kong Fund ("China & Hong Kong Fund") and Investec Asia Focus Fund ("Asia Focus Fund") (collectively the "Funds") will hold a Special Meeting of Shareholders (the "Meeting") on [ ], 2003 at [ ] p.m. Eastern time at the offices of the Fund located at [ ].

      At the Meeting, shareholders will be asked to consider and act upon the following proposals:

      The following proposal applies to shareholders of each Fund:

            I. To approve a new investment advisory agreement with Guinness Atkinson Asset Management, LLC. No fee increase is proposed.

      The following proposal applies to shareholders of the Investec Wired(R) Index Fund:

            II. To approve an amendment to the Investec Wired(R) Index Fund's fundamental investment objective.

      The following proposal applies to shareholders of each Fund:

            III. To transact such other business as may properly come before the Meeting or any adjournments or postponements thereof.

      The Board of Trustees of the Investec Funds (the "Trust") has fixed the close of business on [ ] as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders of each Fund are entitled to cast one vote for each full share and a fractional vote for each fractional share that they own on the Record Date. Please read the full text of the accompanying Proxy Statement for a complete understanding of each proposal.

      Whether or not you expect to be present at the Meeting, please fill in, sign, date and promptly return the enclosed proxy card in the postage paid return envelope enclosed in order to avoid the additional expense of further proxy solicitation, and to ensure that a quorum will be present at the Meeting and a maximum number of shares may be voted. It is most important and in your best interest to sign your proxy card and return it. You may also vote your shares by phone at [ , by fax at ], or via the internet at the website referred to on your proxy card. If you need assistance, or have any questions regarding the Meeting, please call [ at .] A proxy is revocable at any time prior to its use.


Dated:  [      ], 2003
                                    By Order of the Board of Trustees,



                                    Eric M. Banhazl
                                    Secretary

                          INVESTEC WIRED(R) INDEX FUND
                         INVESTEC CHINA & HONG KONG FUND
                            INVESTEC ASIA FOCUS FUND
                                 [ ____________]
                                 [ ____________]

                                 PROXY STATEMENT

                               Dated [   ], 2003

                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON

                                  [   , 2003]

GENERAL INFORMATION:

      The Board of Trustees of the Investec Funds, a Delaware statutory trust (the "Trust"), is soliciting your proxy for use at a Special Meeting of Shareholders (the "Meeting") of the Investec Wired(R) Index Fund ("Wired Fund"), Investec China & Hong Kong Fund ("China & Hong Kong Fund") and Investec Asia Focus Fund ("Asia Focus Fund") (collectively the "Funds") to be held for the purpose of approving proposals that have already been approved by the Board of Trustees of the Trust. For your convenience, we have divided this Proxy Statement into five parts:

            Part 1 -- An Overview
            Part 2 -- The Proposals
            Part 3 -- More on Proxy Voting
            Part 4 -- Additional Information
            Part 5 -- Form of the New Investment Advisory Agreement

Your vote is important! You should read the entire Proxy Statement before voting. If you have any questions regarding the Meeting, please call [ at .] Even if you sign and return the accompanying proxy, you may revoke it by giving written notice of such revocation to the Secretary of the Trust prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person. Management expects to solicit proxies principally by mail, but Management, or agents appointed by Management, may also solicit proxies by telephone or other electronic means. The costs of preparing and mailing proxy materials will be borne by Guinness Atkinson Asset Management, LLC ("Guinness Atkinson") and Investec Asset Management U.S., Limited ("Investec") and is estimated to be [$ ]. Proxy solicitations will be made primarily by mail, but may also be made by telephone, facsimile or personal interview conducted by certain officers or employees of the Trust or Investec. The Trust has also retained [ ] to assist with proxy solicitations, the cost of which [estimated to be $ ] will also be borne by Guinness Atkinson and Investec. [ ] is responsible for soliciting individual shareholders, brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services.

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust for use at the Meeting to be held on [ , 2003] at [ p.m.]. Eastern time at the offices of the Trust located at [1055 Washington Blvd, 3rd Floor, Stamford, Connecticut].

      We began mailing this Proxy Statement, Notice of Special Meeting and Proxy Card to shareholders on or about [ ], 2003.

      Each Fund's most recent annual and semi-annual reports have previously been delivered to shareholders. Such reports are available at no cost by calling the Trust toll-free at 1-800-915-6565 or writing to the Trust at [1055 Washington Blvd, 3rd Floor, Stamford, Connecticut 06901].


PART 1 - AN OVERVIEW

      A summary of the proposals to be voted on by shareholders of each Fund is set forth below:

--------------------------------------------------------------------------------
           Fund              New Investment Advisory   Amendment of Fundamental
                                  Agreement with         Investment Objective
                                Guinness Atkinson
--------------------------------------------------------------------------------
Wired Fund                            [x]                       [x]
--------------------------------------------------------------------------------
China & Hong Kong Fund                [x]
--------------------------------------------------------------------------------
Asia Focus Fund                       [x]
--------------------------------------------------------------------------------


      The Board of Trustees has fixed the close of business on [ ] as the record date (the "Record Date") for determining the shareholders who are entitled to notice of, and to vote their shares at, the Meeting or any adjournments or postponements thereof. Shareholders of each Fund are entitled to cast one vote for each full share and a fractional vote for each fractional share they own on the Record Date.


PART 2 - THE PROPOSALS

PROPOSAL I.   APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Why does the Trust need a New Investment Adviser?

      Investec Group, the parent company of Investec, investment adviser to the Funds, in the course of a review of its business, concluded that the Funds' asset growth has been more modest than initially envisioned and that the anticipated prospects for future growth are limited should Investec continue to manage the assets of its U.S.-based Funds. Therefore, Investec sought alternative arrangements. Investec informed the Board of Trustees of the Trust that it had solicited various proposals with respect to management of the Funds. Following a review of such proposals, the Board, including all of the Trustees who are not "interested persons" of the Funds, unanimously approved, and recommended to the Funds' shareholders that they approve, the selection of Guinness Atkinson as successor Adviser to the Funds. No management fee increases are being proposed.

Comparison of Existing and New Investment Advisory Agreements

      Investec currently provides investment advisory services for the Funds pursuant to an Investment Advisory Agreement between the Trust and Investec. The terms and conditions of the Investment Advisory Agreement with respect to each Fund are identical in substantially all respects.

      The present agreement is dated August 25, 1998, as amended as of August 14, 1998, May 7, 1999, and January 31, 2000 and was approved by the shareholders of each Fund on [January 31, 2000]. The present agreement was last approved for continuance by the Board of Trustees, including a majority of the Trustees who are not interested persons, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of Investec or the Trust (the "Independent Trustees"), on February 3, 2003.

      The terms and conditions of the proposed Investment Advisory Agreement (the "New Investment Advisory Agreement") between the Trust and Guinness Atkinson are substantially identical in all material respects to the existing Investment Advisory Agreement, except for the identity of the Fund's Adviser (Guinness Atkinson), the use of the name "Guinness Atkinson" or a variant thereof in place of the name "Investec", and the dates of their execution, effectiveness and termination.

      If the New Advisory Agreement is approved by shareholders of the Funds, it will become effective at that time. The following is an outline of the New Investment Advisory Agreement's main provisions. The New Investment Advisory Agreement provides that it will remain in force for an initial term of two years, and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) by a vote of a majority (as defined in the 1940 Act) of the outstanding shares of a Fund; provided that in either event, continuance is also approved by a majority of the Independent Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The New Investment Advisory Agreement may be terminated at any time, on sixty (60) days' written notice without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting securities of the applicable Fund, or by the Adviser. The New Investment Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

      The New Investment Advisory Agreement provides that Guinness Atkinson shall not be liable for any action taken or omitted to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights conferred upon it by such Agreement, or in accordance with specific instructions from the Trust, provided that such acts or omissions shall not have resulted from Guinness Atkinson's willful misfeasance, bad faith or gross negligence or by reason of reckless disregard of its obligations and duties thereunder.

      The fees paid by each Fund for investment advisory services under the New Investment Advisory Agreement will remain the same as under the existing Investment Advisory Agreement. No management fee increases are being proposed. Under the New Investment Advisory Agreement, the Asia Focus and China & Hong Kong Funds would continue to pay the Adviser an annual 1% advisory fee for investment advisory services. Under the New Investment Advisory Agreement, the Wired Fund would continue to pay the Adviser at an annual rate of 0.90% of the average daily net assets of the Fund up to $100 million; 0.75% of such assets from $100 million to $500 million; and 0.60% of such assets in excess of $500 million. See "Expense Caps" below.

      The form of the New Investment Advisory Agreement for the Funds is attached as Exhibit A. You should read the agreement. The description in this Proxy Statement of the New Investment Advisory Agreement is only a summary.

Expense Caps

      Investec is contractually obligated to cap the Wired Fund and the Asia Focus Fund's total annual operating expenses at 1.35% and 1.98%, respectively, through June 30, 2003. Subject to shareholder approval of Guinness Atkinson as successor investment adviser and the amendment to the Wired Fund's fundamental investment objective and policies, Guinness Atkinson has indicated that while no management fee increase is being proposed for the Wired Fund, the Fund's expense cap will be increased from 1.35% to 1.88% due to the additional costs involved in actively managing the Fund. Guinness Atkinson has agreed to adhere to the expense cap currently in effect for the Asia Focus Fund through June 30, 2003.

Information pertaining to Guinness Atkinson Asset Management, LLC (Proposed Adviser to the Funds)

      Guinness Atkinson Asset Management, LLC ("Guinness Atkinson") is a newly formed Delaware limited liability corporation with offices in the United States and London. The principal executive officers of Guinness Atkinson, their business addresses, position(s) with Guinness Atkinson and a description of their principal occupations are set forth below.


--------------------------------------------------------------------------------------
     Name and Address         Position with Guinness       Principal Occupation(s)
                                    Atkinson
--------------------------------------------------------------------------------------
Tim W.N. Guinness          Chairman and Chief            Non-Executive Chairman of
19 Lord North Street       Investment Officer            Investec Asset Management
Westminster, London                                      Limited and portfolio
SW1P 3LD                                                 manager of the Investec
                                                         Global Energy Fund
--------------------------------------------------------------------------------------

                                       4

--------------------------------------------------------------------------------------
     Name and Address         Position with Guinness       Principal Occupation(s)
                                    Atkinson
--------------------------------------------------------------------------------------
James J. Atkinson, Jr.     Chief Executive Officer       Principal of Orbis
2020 East Financial Way                                  Marketing, a mutual fund
Suite 100                                                marketing consultancy firm
Glendora, CA 91741
--------------------------------------------------------------------------------------
Edmund Harriss(*)          Director and Portfolio        Portfolio Manager of the
19 Lord North Street       Manager                       Investec China & Hong Kong
Westminster, London                                      Fund
SW1P 3LD
--------------------------------------------------------------------------------------

Timothy W.N. Guinness

      Since 1998, Mr. Guinness has managed the Investec Global Energy Fund and acted as the non-executive chairman of Investec Asset Management Limited. From 1981 to 1998, Mr. Guinness served in several capacities at an offshoot of Guinness Mahon Merchant Bank which later became known as Guinness Flight Global Asset Management ("Guinness Flight"). During his tenure at Guinness Flight, Mr. Guinness was responsible for the Global Equity Fund and the UK Equity Fund as well as becoming principally involved in the firm's leadership from 1982. In 1998, when the firm was acquired by Investec Group, Guinness Flight had grown from an investment manager with approximately $100 million dollars under management to a company with over $11 billion dollars under management.

      It is expected that Mr. Guinness will retire as chairman of Investec Asset Management Limited, but will continue to manage the Investec Global Energy Fund, through Guinness Asset Management Limited, a newly formed, solely owned investment advisory firm.

James J. Atkinson

      Mr. Atkinson is currently a principal of Orbis Marketing, a mutual fund marketing consultancy firm. Prior to that, he was president of MAXfunds.com, an internet site for mutual fund investors. From 1993 to 2000, Mr. Atkinson was the Managing Director of Guinness Flight Global Asset Management, US (later Investec Asset Management) which managed the Guinness Flight family of funds.

      Prior to serving as Managing Director of the Guinness Flight funds, Mr. Atkinson co-founded and served as senior vice president of Huntington Advisers, a niche provider of non-US dollar money market funds.

Edmund Harriss(*)

      Mr. Harriss joined Investec in July 1993 as a Marketing Executive and transferred to the Far East Desk in 1994. He has assisted with the management of the China & Hong Kong Fund since November 1994. He was named a co-manager in early 1998. Previously, from 1991 to

------------------------

(*) It is expected that Mr. Harriss will resign from his position at Investec and become employed by Guinness Atkinson concurrent with Guinness Atkinson's assumption of the management of the Investec Funds upon shareholder approval.

1993, he was the Assistant to the Managing Director at a computer software company, PP Systems Ltd. of Salisbury, England. Mr. Harriss is an Associate Member of the Institute of Management & Research.

Information Pertaining to Investec Asset Management U.S., Limited (Present Adviser to the Funds)

      Investec, currently supervises all aspects of the Funds' operations and advises the Funds, subject to oversight by the Funds' Board of Trustees. Investec Group's offices are located in the U.K., South Africa, Guernsey, Hong Kong, and the U.S. [The U.S. office is located at 1055 Washington Blvd., 3rd Floor Stamford, CT 06901.] The main office is located in London, England at 2 Gresham Street, London EC2V 7QP. For additional information concerning Investec see the current Prospectus of Investec Funds dated April 30, 2002 together with the related Statement of Additional Information also dated April 30, 2002, on file with the SEC and incorporated by reference herein.

BOARD CONSIDERATIONS

      In voting to approve the proposed advisory agreement in connection with the selection of Guinness Atkinson as successor adviser to the Funds, the Board of Trustees considered its responsibility in such situations to establish a process for the review of possible alternatives. The Board of Trustees in assessing a successor adviser focused primarily on the nature and quality of the services to be delivered as well as the impact that the proposed changes would have on the Funds' operations and the shareholders' interests. In addition, the Board of Trustees considered information that is typically considered in approving advisory agreements, including, among other things: (i) the investment personnel, resources and business processes of the Adviser; (ii) the terms of the New Investment Advisory Agreement; (iii) the advisory fee rates payable to the Adviser by the Funds; (iv) the total expense ratios of the Funds; (v) the investment performance of the Funds; and (vi) any compensation payable by the Funds to affiliates of the Adviser for other services.

      The Board of Trustees noted that this Proposal would result in the continuation of the Funds' operations in very similar form. The Board of Trustees discussed and approved of the fact that the Funds would maintain the current specialized investment mandates. The Board of Trustees also noted that the maintenance of the same service providers and contractual terms would minimize disruption of operations and preserve arrangements that they believe have served shareholders well.

      The Board of Trustees discussed in detail the fact that Guinness Atkinson is a newly established venture. The Board of Trustees ultimately concluded that any concerns in this regard were more than offset by several other factors. Most notably, the Board of Trustees believed that Mr. Guinness' and Mr. Atkinson's extensive prior histories with the Funds and Investec provided them with invaluable insight and experience that would facilitate continued successful operation. The Board of Trustees on the basis of the presentation and other conversations with Mr. Guinness and Mr. Atkinson concluded that both are highly motivated to devote their full efforts to this endeavor. The Board of Trustees also expressed optimism regarding Mr. Atkinson's presentation on how the assets of the Funds might be increased through creative focused retail sales efforts.

      Thus, for the reasons set forth in this Proxy Statement, the Board of Trustees recommends that the shareholders of each Fund vote in favor of the approval of the proposal to approve a New Investment Advisory Agreement with Guinness Atkinson Asset Management, LLC.

PROPOSAL II.      APPROVAL OF AN AMENDMENT TO THE WIRED FUND'S FUNDAMENTAL
                  INVESTMENT OBJECTIVE

Why is the Wired Fund changing its fundamental investment objective?

      The shareholders of the Wired Fund are being asked to approve a change in the Fund's investment objective to permit the Fund to invest in companies that the Adviser believes are positioned to benefit from: advances in technology;
advances in communications; globalism; or innovative management. The changes would permit the Adviser to invest in companies that are not components of the Wired(R) Index and enable the Adviser to take advantage of additional investment opportunities. If shareholders of the Wired Fund approve the proposed change of investment objective, the Fund will be actively managed and no longer operate as an index fund. Due to the additional costs involved in actively managing the Fund, Guinness Atkinson proposes an increase in the Fund's expense cap from 1.35% to 1.88%. See "Expense Caps" above. In addition, subject to approval of the proposed change in investment objective, the Fund's name will be changed to Guinness Atkinson Global Innovators Fund, (the "Global Innovators Fund").

      At a meeting held on December 9, 2002 the Trustees of the Trust unanimously approved, and voted to recommend that the shareholders of the Wired Fund approve, a change in the Fund's fundamental investment objective.

CURRENT FUNDAMENTAL INVESTMENT OBJECTIVE:

      The current fundamental investment objective of the Fund is as follows:

            The Wired(R) Index Fund's investment objective is long-term capital appreciation primarily through investments in equity securities of companies that comprise the Wired(R) Index.

      This investment objective is fundamental, which means that it cannot be changed without the approval of a majority of the outstanding voting securities of the Fund, as such term is defined in the 1940 Act. See definition below under the subheading "MORE ON PROXY VOTING - Required Vote for the Proposals."

PROPOSED FUNDAMENTAL INVESTMENT OBJECTIVE AND
NONFUNDAMENTAL INVESTMENT POLICY

      It is proposed that the Wired Fund change the above fundamental investment objective to the following fundamental investment objective and nonfundamental investment policy:

              Fundamental Investment Objective

            The   Global    Innovators   Fund's   investment
            objective is long-term capital appreciation.

              Nonfundamental Investment Policy

            The Fund will seek to obtain its investment objective through focused investment in securities of companies that the Adviser believes are positioned to benefit from: advances in technology; advances in communications; globalism; or innovative management.

REASONS FOR THE PROPOSAL

      Currently, the Wired Fund may not purchase any type of security other than those that are specifically described within the investment objective and principal investment strategies sections of the Fund's prospectus. The Fund's current policy of investing in a manner that replicates the performance of the Wired(R) Index has a constraining effect on the Adviser's ability to pursue investment opportunities in that it limits the Fund's investments to the 40 component issues that comprise the Wired(R) Index in the proportion they are represented in the Index. By removing this restriction on the investment policy of the Fund, the Adviser would be able to: (i) actively manage the Fund's investment portfolio; (ii) pursue additional investment opportunities consistent with the Fund's objective of long-term capital appreciation; (iii) sell holdings believed to have exceeded their fair market value; (iv) sell securities of a company that has experienced a fundamental shift in its core business processes and objectives; and (v) respond rapidly to events affecting an issuer's profitability or viability. The Fund would no longer operate as an index fund.

      Making the new investment policy nonfundamental would avoid the delay and expense of a shareholder vote in the event of the need to modify the Fund's permissible investments at some time in the future. The increased flexibility provided by the proposed amendment will allow the Fund and the Trustees to react more quickly to any changes in market conditions as well as to take advantage of any additional investment opportunities. Adoption of the proposed amendments will not alter in any way the Trustees' existing fiduciary obligations to act with due care and in the interest of shareholders.

BOARD CONSIDERATIONS

      In voting to approve the proposed change to the Wired Fund's current fundamental investment objective, the Board of Trustees considered that the Fund would have the ability to better position itself by giving the Adviser flexibility to invest in a greater number of companies.

Moreover, the Fund will have the ability to sell those holdings that the Adviser has identified as having exceeded their fair market value and may also sell the securities of a company that has experienced a fundamental shift in its core business processes and objectives. Furthermore, the Board recognized that the proposed change will give it the flexibility to make future changes in nonfundamental investment policies without the expense of obtaining shareholder approval each time a change is desired. This flexibility will save the Fund money and will make it easier for the Global Innovators Fund's portfolio managers to utilize new investment policies and techniques approved by the Board of Trustees and thereby respond more rapidly to changing market conditions. In connection with the proposal to consider a successor investment adviser to the Fund (see Proposal I), the Board of Trustees also considered and concluded that the proposed increase in advisory fees and expenses are appropriate in converting from an index fund to an actively managed fund. In connection therewith, the Board of Trustees considered the expense caps provided by the Fund's current and proposed new manager.

RELATED CHANGES

Name Change

      Subject to shareholder approval of the proposed change in fundamental investment objective and approval of the New Investment Advisory agreement with Guinness Atkinson, the Wired Fund's name will be changed to "Guinness Atkinson Global Innovators Fund". Although linked to the Wired Fund's change in investment objective and investment policy, the change in name does not require shareholder approval and hence does not appear as a proposal in this Proxy Statement.

      Thus, for the reasons set forth in this Proxy Statement, the Board of Trustees recommends that the shareholders of the Wired Fund vote to approve the proposal to amend the Fund's fundamental investment objective.


PART 3  -  MORE ON PROXY VOTING

A.    Required Vote for the Proposals

      With respect to each Fund, Proposal I requires the approval of a majority of the outstanding voting securities of the Fund, which under the 1940 Act, is defined to mean the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund represented at the Meeting, if at least 50% of all outstanding shares of the Fund are represented at the Meeting, or (ii) 50% or more of the outstanding shares of the Fund entitled to vote at the Meeting. Proposal II requires the approval of a majority of the outstanding voting securities (as defined under the 1940 Act) of the Wired Fund.

      If Proposal I is not approved with respect to your Fund, the Board of Trustees would determine what, if any, further action should be taken, including continuing to operate your Fund as status quo or liquidating it. If the New Investment Advisory Agreement fails to obtain the requisite approval of the shareholders of a particular Fund, Guinness Atkinson may nevertheless proceed to manage one or more of the other Funds.

      If Proposal II is not approved by the shareholders of the Wired Fund, the Wired Fund will continue to adhere to its current investment objective and change its name.


B.    Who Can Vote:

      Only shareholders of record of the Fund at the close of business on the Record Date, [ ], may vote at the Meeting.

      As of the Record Date, the Wired Fund had [ ] shares of beneficial interest issued and outstanding, each share being entitled to one vote.

      As of the Record Date, the Asia Focus Fund had [ ] shares of beneficial interest issued and outstanding, each share being entitled to one vote.

      As of the Record Date, the China & Hong Kong Fund had [ ] shares of beneficial interest issued and outstanding, each share being entitled to one vote.

C.    Information Concerning Outstanding Shares:

      As of the Record Date, [ ], principal holders owning 5% or more of the outstanding shares of the Wired Fund are set forth below:

-------------------------------------------------------------------------------
       Shareholder Name & Address                   % held as of [ ]
       --------------------------                   ----------------

                                                          [ ]%
-------------------------------------------------------------------------------

      As of the Record Date, [ ], principal holders owning 5% or more of the outstanding shares of the China & Hong Kong Fund are set forth below:

-------------------------------------------------------------------------------
       Shareholder Name & Address                   % held as of [ ]
       --------------------------                   ----------------

                                                          [ ]%
-------------------------------------------------------------------------------

      As of the Record Date, [ ], principal holders owning 5% or more of the outstanding shares of the Asia Focus Fund are set forth below:

-------------------------------------------------------------------------------
       Shareholder Name & Address                   % held as of [ ]
       --------------------------                   ----------------

                                                          [ ]%
-------------------------------------------------------------------------------

      As of the Record Date, the Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of any Fund.

D. Quorum Requirements:

      At the Meeting, the presence in person or by proxy of shareholders of one-third of the outstanding shares entitled to vote at the Meeting shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that a quorum of shareholders is not present at the Meeting, the persons named as proxies shall have the power to adjourn the Meeting. Such meeting shall be reconvened without additional notice. In the event a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. If this should occur, we will vote proxies for or against a motion to adjourn in the same proportion to the votes received in favor or against the proposal.

      If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business but will not be voted. For this reason, a broker "non-vote" and abstentions will have the affect of a "no" vote for purposes of obtaining the requisite approval of the proposal.


E.    The Proxy Solicitation Process:

      The Board of Trustees of the Trust is soliciting your proxy to vote on the matter described in this Proxy Statement. We expect to solicit proxies primarily by mail, but representatives of the Funds, the Funds' investment adviser, their affiliates or others may communicate with you by mail or by telephone or other electronic means to discuss your vote. Such individuals will receive no additional compensation for soliciting your proxy vote. See "General Information" for a discussion of the costs of preparing and printing proxy materials and proxy solicitation.

      You may cast one vote for a proposal for each whole share that you own of the Fund. We count your fractional shares as fractional votes. If we receive your proxy before the Meeting date, we will vote your shares as you instruct the proxies. If you sign and return your proxy, but do not specify instructions, we will vote your shares in favor of the proposal. You may revoke your proxy at any time before the Meeting if you notify us in writing, or if you attend the Meeting in person and vote in person.

      PLEASE TAKE A MOMENT NOW TO SIGN, DATE AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, [ ,] reminding you to vote your shares. Proxies may be voted by telephone by calling [ at ] between the hours of 9:00 a.m. and 11:00 p.m. (EST) Monday-Friday or Saturday between the hours of 12:00 p.m. and 6:00 p.m. (EST). If you prefer, you can fax the proxy card to [ , Attn: Proxy Department, at .] We encourage you to vote by telephone or through the Internet (please refer to your proxy card for the appropriate website) in order to expedite the process. Whichever voting method you choose, please read the full text of the Proxy Statement before you vote.

      If you have any questions regarding the shareholder meeting, please feel free to call our proxy solicitors, [ , at ] who will be pleased to assist you.

PART 4 - ADDITIONAL INFORMATION:

A. The Investment Adviser, Administrator and Distributor:

      The names and addresses of the Funds' Investment Adviser, Administrator and Distributor are as follows:

      Investment Adviser:     MAIN OFFICE:
                              Investec Asset Management, U.S. Limited
                              2 Gresham Street
                              London, EC2V 7QP
                              England

                              [U.S. OFFICE:
                              Investec Asset Management U.S. Limited
                              1055 Washington Blvd, 3rd Floor
                              Stamford, Connecticut 06901]

      Administrator:          US Bancorp Fund Services, LLC
                              2020 East Financial Way, Suite 100
                              Glendora, CA 91741

      Distributor:            Quasar Distributors, LLC
                              615 East Michigan Street
                              Milwaukee, Wisconsin 53202

B. Submission of Proposals for the Next Meeting:

      Under the Trust's Trust Instrument, and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act. Therefore, the Funds do not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to [the Trust at 1055 Washington Blvd, 3rd Floor, Stamford, Connecticut 06901], and must be received within a reasonable time before the solicitation relating thereto is made in order to be included in the Notice or Proxy Statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a Proxy Statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

                                    By Order of the Board of Trustees




                                    Eric M. Banhazl
                                    Secretary

                                           FORM OF INVESTMENT ADVISORY AGREEMENT

                                                                       EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                                     between

                           THE GUINNESS ATKINSON FUNDS

                                       and

                     GUINNESS ATKINSON ASSET MANAGEMENT, LLC

            INVESTMENT ADVISORY AGREEMENT, dated as of ________, 2003 by and between GUINNESS ATKINSON FUNDS, a Delaware statutory trust which may issue one or more series of shares of beneficial interest (the "Trust"), and GUINNESS
ATKINSON ASSET MANAGEMENT, LLC (the "Adviser"), a Delaware limited liability company.

                                   WITNESSETH

            WHEREAS,  the  Trust  is  engaged  in the  business  as an  open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder, (the "ACT"); and

            WHEREAS, the Adviser is an investment adviser under the Investment Advisers Act of 1940, as amended, and engages in the business of acting as an investment adviser; and

            WHEREAS, the Trust wishes to engage the Adviser to provide certain investment advisory services to the series of the Trust listed on Schedule A (each a "Fund" and collectively, the "Funds"), and the Adviser is willing to provide such investment advisory services for the Funds on the terms and conditions hereinafter set forth;

            NOW,  THEREFORE,   in  consideration  of  the  mutual  promises  and
agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

            1. Appointment

            The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Funds with respect to the investment of their assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolios of the Funds.

            2. Duties and Obligations of the Adviser With Respect to the Investment of Assets of the Funds

                (a) Subject to the succeeding provision of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

                        (i) supervise continuously the investment program of each Fund and the composition of its portfolio;

                        (ii) determine what securities be purchased or sold by each Fund; and

                        (iii) arrange for the  purchase  and sale of  securities
                              held in the portfolio of each Fund; and

                (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

                        (i) the provisions of the Act and any rules or regulations in force thereunder;

                        (ii) any other applicable provisions of state and Federal law;

                        (iii) the  provisions of the Trust's  Trust  Instruments
                              and By-Laws, as amended from time to time;

                        (iv) any policies and determinations of the Board of Trustees of the Trust; and

                        (v) the fundamental policies of each Fund as reflected in its Registration Statement under the Act, as amended from time to time.

                (c) The Adviser shall give each Fund the benefits of its best judgment and effort in rendering services hereunder, and in connection therewith the Adviser shall not be liable to any Fund or its security holders for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for such Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this subsection (c), the term "Adviser" shall include board members, officers and employees of the Adviser as well as for the entity referred to as the "Adviser" itself.

                (d) Nothing in this agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated persons from buying, selling, or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; providing, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Funds under this Agreement. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Funds' principal underwriter or distributor, as principals in making purchases or sales of securities or other property except as permitted by the Act, and will comply with all other provisions of the Trust's Trust Instrument and By-Laws and the then-current prospectus and statement of additional information applicable to each Fund relative to the Adviser and its board members and officers.

                (e) The Funds will supply the Adviser with certified copies of the following documents: (i) the Trust's Trust Instrument and By-Laws; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appoint of the Adviser and approving this Agreement;
                        (iii) the Funds' Registration Statement as filed with the Securities and Exchange Commission; and (iv) the Funds' most recent prospectus and statement of additional information. The Funds will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the Securities and Exchange Commission.

                (f) The Funds will supply, or cause their custodian bank to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

            3. Broker-Dealer Relationships

            The Adviser is responsible for decisions to buy and sell securities for each Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. Each Fund understands that many of its portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain areas, the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration: the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of a Fund on a continuing basis. Accordingly, the price to a Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused a Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer, viewed in terms of either that particular transaction order placed by it on behalf of a Fund to an affiliated broker-dealer, if any, or to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefore.

            4. Allocation of Expenses

            The Adviser agrees that it will furnish each Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement. The Adviser agrees that it will supply to any administrator (the "Administrator") of the Funds all necessary financial information in connection with the Administrator's duties under any agreement between the Administrator and the Trust on behalf of the Funds. All costs and expenses associated with any administrative functions delegated by the Adviser to the Administrator that are not pursuant to any agreement between the Administrator and a Fund or the Adviser and a Fund will be paid by the Adviser. All other costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust on behalf of a fund shall be paid by the Fund from the assets in the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator, (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of the Trustees other than those affiliated with the adviser or the administrator; (vi) legal, accounting and audit expenses; (vii) fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Fund;
(viii) expenses, including clerical expenses, incident to the issuance, redemption or purchase of shares of the Fund, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;
(x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; (xii) expenses connected with the execution, recording and settlement of portfolio securities transactions; (xiii) fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts;
(xiv) expenses of calculating net asset value of the shares of the Fund; (xv) industry membership fees allocable to the fund; and (xvi) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify the officers and Trustees with respect thereto.

            5. Compensation to the Adviser

            For the Services to be rendered, each Fund shall pay to the Adviser from the assets of the Fund an investment fee paid monthly at an annual rate set forth opposite each Fund's name on Schedule A which shall be a percentage of the Fund's average daily net assets for the Fund's then-current fiscal year. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of the month or shall terminate before the last day of a month, compensation for that part of the month this

Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

            6. Duration Amendment and Termination

                  (a) This Agreement shall go into effect as to each Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect for two years from the Effective Date and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of a Fund and by such a vote of the trustees.

                  (b) This Agreement may be amended only if such amendment is approved by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of a Fund.

                  (c) This Agreement may be terminated as to a Fund by the Adviser at any time without penalty upon giving such Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by such Fund shall be approved by the vote of a majority of all trustees in office at the time or by the vote of the holders of a "majority" (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement shall automatically terminate in the event of its "assignment" (as defined by the Act).

            7. Board of Trustees' Meeting

            Each Fund agrees that notice of each meeting of the Board of trustees will be sent to the Adviser and that each Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

            8. Use of the Name "Guinness Atkinson"

            Each Fund acknowledges that it is adopting its name through permission of the Adviser, and agrees that the Adviser reserves to itself and any successor to its business the right to withdraw the right to use the name "Guinness Atkinson" from a Fund if the Adviser no longer advises the Fund. The Adviser also reserves the right to grant the nonexclusive right to use the name "Guinness Atkinson" or any similar name to any other corporation or entity, including, but not limited to, any investment company. In the event this Agreement is terminated, each Fund shall immediately delete "Guinness Atkinson" from its name and may not use the name "Guinness Atkinson" in any manner thereafter.

            9. Notices

            Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party as such address as such other party may designate for the receipt of such notice.

            10. Questions of Interpretation

            Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the Unites States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

                                    Guinness Atkinson Funds



                                    By
                                      ----------------------------------------
                                          Title:


                                    Guinness Atkinson Asset Management



                                    By
                                      ----------------------------------------
                                          Title:

Schedule A

      Name of Fund
      ------------
                                                               Fee*
1.    Guinness Atkinson China & Hong Kong Fund                 1.00%
2.    Guinness Atkinson Asia Focus Fund                        1.00%
3.    Guinness Atkinson Global Innovators Fund                 0.90%**


-------------------------------
* As a percentage of average daily net assets. Note, however, that the Adviser shall have the right, but not the obligation, to voluntarily waive or defer any portion of the advisory fee from time to time.

** of the average daily net assets of the Fund up to $100 million; 0.75% of average daily net assets between $100 and $500 million, and 0.60% of average daily net assets in excess of $500 million.

                                 INVESTEC FUNDS
                               WIRED(R) INDEX FUND


                         SPECIAL MEETING OF SHAREHOLDERS
                             SCHEDULED TO BE HELD ON
                                    [ , 2003]


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Investec Funds, on behalf of the Investec Wired(R) Index Fund (the "Fund"), for use at the special meeting of shareholders ("Special Meeting") to be held at the offices of the Fund [1055 Washington Blvd., 3rd Floor, Stamford, Connecticut] on [ , 2003] at ______. The undersigned hereby appoints [Royce N. Brennan and ___________] and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposal indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

Vote on Proposals:

1. To approve a new Investment Advisory Agreement between the Fund and Guinness Atkinson Asset Management LLC:

            FOR            AGAINST          ABSTAIN

            [  ]            [   ]            [  ]

2.    To approve an amendment to the Fund's investment objective:

            FOR            AGAINST          ABSTAIN

            [  ]            [   ]            [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

x                                         x
---------------------------------------- -------------------------------------
Signature(Please sign within box)(Date)  Signature(Please sign within box (Date)

                                 INVESTEC FUNDS
                             CHINA & HONG KONG FUND


                         SPECIAL MEETING OF SHAREHOLDERS
                             SCHEDULED TO BE HELD ON
                                    [ , 2003]


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Investec Funds, on behalf of the Investec China & Hong Kong Fund (the "Fund"), for use at the special meeting of shareholders ("Special Meeting") to be held at the offices of the Fund [1055 Washington Blvd., 3rd Floor, Stamford, Connecticut] on [ , 2003] at ______. The undersigned hereby appoints [Royce N. Brennan and ___________] and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposal indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

Vote on Proposal:

1. To approve a new Investment Advisory Agreement between the Fund and Guinness Atkinson Asset Management LLC:

            FOR            AGAINST          ABSTAIN

            [  ]            [   ]            [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

x                                         x
---------------------------------------- -------------------------------------
Signature(Please sign within box)(Date)  Signature(Please sign within box (Date)

                                 INVESTEC FUNDS
                                 ASIA FOCUS FUND


                         SPECIAL MEETING OF SHAREHOLDERS
                             SCHEDULED TO BE HELD ON
                                    [ , 2003]


THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of the Investec Funds, on behalf of the Investec Asia Focus Fund (the "Fund"), for use at the special meeting of shareholders ("Special Meeting") to be held at the offices of the Fund [1055 Washington Blvd., 3rd Floor, Stamford, Connecticut] on [ , 2003] at ______. The undersigned hereby appoints [Royce N. Brennan and ___________] and each of them, with full power of substitution, as proxies of the undersigned to vote at the above stated Special Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Special Meeting, upon the proposal indicated below:

IF THIS PROXY CARD IS RETURNED, AND NO CHOICE IS INDICATED, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE MATTER PRESENTED. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE "FOR" THE FOLLOWING PROPOSAL.

Vote on Proposal:

1. To approve a new Investment Advisory Agreement between the Fund and Guinness Atkinson Asset Management LLC:

            FOR            AGAINST          ABSTAIN

            [  ]            [   ]            [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as your name appears on this card. When account is joint tenants, all should sign. When signing as executor, administrator, trustee or guardian, please give title. If a corporation or partnership, sign entity's name and by authorized person.

x                                         x
---------------------------------------- -------------------------------------
Signature(Please sign within box)(Date)  Signature(Please sign within box (Date)

                                                                       EXHIBIT 1


                     Guinness Atkinson Asset Management, LLC
                             2020 East Financial Way
                                    Suite 100
                               Glendora, CA 91741






Dear Shareholder,

Enclosed you will find a proxy statement and proxy ballot. We know that this material can be complicated and this letter is meant to both increase your understanding of the reasons behind the proxy and to introduce you to Guinness Atkinson Asset Management.

Background

The Investec Funds were originally launched in June of 1994. At that time they were known as the Guinness Flight family of funds. Long-time shareholders will remember that Tim Guinness was the co-founder and CEO of Guinness Flight, which was a London-based global asset manager. Jim Atkinson was the managing director of Guinness Flight's US division and president of the Guinness Flight family of funds. We had the pleasure of serving thousands of shareholders like you as we worked together to build the Guinness Flight family of funds. In 1998 Guinness Flight was acquired by Investec Asset Management and the funds were renamed the Investec Funds in 2000.

From a business perspective, Investec has decided they wish to focus their efforts elsewhere and they wish to exit the US mutual fund marketplace. This decision has afforded us the opportunity to step in and serve you.

Guinness Atkinson Asset Management

We are committed to rekindling the original vision for serving investors. This vision includes providing investment opportunities--including those that stem from the remarkable transformation underway in China and Asia as well as opportunities that result from the ingenuity and innovation of businesses and people as they capitalize on the unprecedented increases in efficiency brought about by advances in technology.

Our commitment for delivering on this vision includes:

      o Excellent asset management. Tim Guinness will personally oversee the asset management operations for Guinness Atkinson as Chief Investment Officer. Tim has over 30 years experience in asset management. In addition, we are pleased that Edmund Harriss, currently the manager of the China & Hong

            Kong Fund will join Guinness Atkinson and will continue in that role as well as assuming management of the Asia Focus Fund.
      o Commitment to communication and accessibility. As a shareholder you deserve to know what is going on with your investment and what we think about it. We also believe you have the right to tell us what you think. To that end we will be enhancing the communication effort with shareholders. And we hope it is a two-way communication. (To that end, feel free to email your comments or questions to jim.atkinson@gafunds.com.)
      o Innovation in fund design. Among the items presented in the enclosed proxy material are a series of changes, including a new name, for the Wired Index Fund. Our objective in making these changes is to enhance the opportunity for shareholders. Over time we plan on offering additional funds to the Guinness Atkinson family. While we cannot give away any details at present, we have some exciting ideas on the drawing board.

Please Vote

We encourage you to examine the proxy materials and to vote. Most shareholders, thinking their vote is unimportant, do not take their opportunity to vote. In fact, your vote, indeed all votes, are important. Please take the time to review the material and to cast your ballot. You are able to vote by mail, phone or over the Internet.

We have been--and continue to be--investors in these funds since their launch. We recognize that the investing environment has been difficult of late; but we are both optimistic about the prospects for the future. We look forward to the opportunity to serve you.

Sincerely,



Timothy W. N. Guinness
Chairman
Chief Investment Officer




James J. Atkinson, Jr.
Chief Executive Officer